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                               EXHIBIT 10.29(b)

               FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY
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     THIS FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY, dated as of
September 21, 1994 (this "Amendment"), by and between ADVANCED MICRO DEVICES,
                          ---------
INC., a Delaware corporation (the "Guarantor"), and CIBC INC., a Delaware
                                   ---------
corporation ("Lessor").
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                             W I T N E S S E T H:
                             -------------------

     WHEREAS, pursuant to a Land Lease between AMD International Sales & Service, Ltd., a Delaware corporation (the "Lessee") and Lessor, dated as of
                                            ------
September 22, 1992 and recorded on September 22, 1992 as Instrument No. 11550953 in the Official Records of the Recorder of Santa Clara County, California (the "Recorder's Office"), as amended by that certain First Amendment to Land Lease
 -----------------
dated as of December 22, 1992 and recorded on January 5, 1993 as Instrument No. 11720033 in the Recorder's Office, and as further amended by that certain Second Amendment to Land Lease dated as of December 17, 1993 and recorded on December 20, 1993 as Instrument No. 12271737 in the Recorder's Office (such Land Lease, as so amended, is referred to herein as the "Land Lease"), Lessor leased to
                                             ----------
Lessee the land (the "Land") described at Schedule I to the Guaranty (defined
                      ----
below);

     WHEREAS, pursuant to a Building Lease between Lessee and Lessor, dated as of September 22, 1992 and recorded on September 22, 1992 as Instrument No. 11550954 in the Recorder's Office, as amended by that certain First Amendment to Building Lease, dated as of December 22, 1992 and recorded on January 5, 1993 as Instrument No. 11720034 in the Recorder's Office, and as further amended by that certain Second Amendment to Building Lease, dated as of December 17, 1993 and recorded on December 20, 1993 as Instrument No. 12271738 in the Recorder's Office (such Building Lease, as so amended, is referred to herein as the "Building Lease"), Lessor leased to Lessee the building and improvements located
 --------------
on the Land, and Lessor funded certain Renovations (as defined in the Building Lease), all as more specifically described in the Building Lease;

     WHEREAS, the Guarantor executed and delivered to Lessor a Guaranty dated as of September 22, 1992, which Guaranty was amended and restated by that certain Amended and Restated Guaranty dated as of January 4, 1993, and further amended and restated by that certain Amended and Restated Guaranty dated as of December 17, 1993 (collectively, the "Guaranty";
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     WHEREAS, the Guarantor, Bank of America National Trust and Savings
Association, as Agent, First National Bank of Boston, as Co-Agent, and certain other Banks, entered into a Credit Agreement dated as of January 4, 1993 (the "Bank of America Credit Agreement");
 --------------------------------

     WHEREAS, contemporaneously with the execution and delivery of this Amendment, the Bank of America Credit is being amended and restated by a certain Amended and Restated Credit Agreement, dated as of September 21, 1994 (the "Effective Date"), among the Guarantor, Bank of America National Trust and
 --------------
Savings Association, as Agent, First National Bank of Boston, as Co-Agent, and certain other Banks (the "Restated Bank of America Credit Agreement"); and
                          -----------------------------------------

     WHEREAS, the Guarantor has requested that the Lessor enter into this Amendment with the Guarantor;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the Guarantor and the Lessor agree as follows:

1.   Recitals; Definitions.  The foregoing recitals are hereby incorporated
     ---------------------
into this Amendment. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, shall have the meanings provided in the Guaranty.

     2.   Restated Bank of America Credit Agreement.  As of the Effective Date,
          -----------------------------------------
the following definition is hereby inserted in alphabetical order in Section 1.1 of the Guaranty:

           "Restated Bank of America Credit Agreement" means the Bank of America
            -----------------------------------------
     Credit Agreement, as amended and restated by that certain Amended and Restated Credit Agreement, dated as of September 21, 1994, among the Guarantor, Bank of America National Trust and Savings Association, as Agent, First National Bank of Boston, as Co-Agent, and certain other Banks, as the same may be further amended, modified, supplemented or restated from time to time.

     3.   Amendment to Section 4.2.1.  As of the Effective Date, clause (f) of
          --------------------------
Section 4.2.1 of the Guaranty is hereby deleted and replaced with the following:

           (f) Indebtedness of not more than $250,000,000 in principal at any time outstanding in respect of the Restated Bank of America Credit Agreement;

     4.  Amendment to Section 4.2.3.  As of the Effective Date, all references
         --------------------------
in section 4.2.3 of the Guaranty to the Bank of America

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Credit Agreement are hereby changed to the Restated Bank of America Credit
Agreement.

     5.  Amendment to Section 4.2.10.  As of the Effective Date, the
         ---------------------------
penultimate sentence of Section 4.2.10 of the Guaranty is hereby deleted.

     6.  Amendment to Section 5.1.4.  As of the Effective Date, the first
         --------------------------
reference to the Bank of America Credit Agreement in Section 5.1.4 of the Guaranty is hereby changed to the Restated Bank of America Credit Agreement.

     7.  Captions.  Section captions used in this Amendment are for
         --------
convenience of reference only, and shall not affect the construction of this Amendment.

     8.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
         -------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

     9.  Affirmation of Guaranty.  Except as amended by this Amendment, the
         -----------------------
Guaranty is unmodified; and, as amended by this Amendment, the Guaranty remains in full force and effect and is hereby reaffirmed by the Guarantor.

     10. Lease Documents.  All references in the Building Lease and the Land
         ---------------
Lease to the "Guaranty" shall hereafter refer to the Guaranty as amended hereby.

     11. Counterparts.  This Amendment may be executed in several
         ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, each of Guarantor and Lessor has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

ADVANCED MICRO DEVICES, INC.               CIBC INC.



By: /s/ Marvin D. Burkett                  By:/s/ Robert A. Lever
   -------------------------                  ---------------------------
    MARVIN D. BURKETT                        Name: Robert A. Lever
    Senior Vice President and                Title: Vice President
    Chief Financial Officer

                                           By:/s/ James E. Anderson
                                              ---------------------------
                                             Name: James E. Anderson
                                             Title: Managing Director

CONSENTED AND AGREED TO:

By:  AMD INTERNATIONAL SALES & SERVICE,
       LTD.


     By:/s/ Marvin D. Burkett
        ----------------------------
       Name:  Marvin D. Burkett
       Title:  President


CONSENTED AND AGREED TO:

By:  LONG-TERM CREDIT BANK OF JAPAN,
       LOS ANGELES AGENCY


     By: /s/ Motokazu Uematsu
        ----------------------------
       Name: Motokazu Uematsu
       Title: Deputy General Manager

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